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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 22, 1999


                            ALCAN ALUMINIUM LIMITED
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     Canada
                  --------------------------------------------
                 (state or other jurisdiction of incorporation)


           1-3677                                       Inapplicable
           ------                                       ------------
        (Commission                                    (I.R.S. Employer
        File Number)                                 (Identification No.)

         1188 Sherbrooke Street West, Montreal, Quebec, Canada  H3A 3G2
         --------------------------------------------------------------
        (Address of principal executive offices, including postal code)


                                 (514) 848-8000
               --------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.   Other Events.

          This report consists of a press release relating to the amendment and restatement of the Company's Shareholder Rights Plan.

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PRESS RELEASE                                                             [LOGO]
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE


                    ALCAN AMENDS ITS SHAREHOLDER RIGHTS PLAN

MONTREAL, CANADA - APRIL 22, 1999 - Alcan Aluminium Limited announces that its Shareholders approved certain amendments to the Shareholder Rights Plan.

The Rights Plan is set out in full in Alcan's Management Proxy Circular, issued in March for its Annual Meeting held today.

The highlights of the amendments made to the Rights Plan are the following:

(Bullet)  the Rights Plan will terminate on 1 May 2008

(Bullet) the Rights Plan must be reconfirmed by the Shareholders at the Annual Meeting of Shareholders in each of years 2002 and 2005

(Bullet) the definition of "Beneficial Owner" has been modified to exclude a person holding voting rights over Shares

(Bullet)  certain residual discretion of the Board has been removed, and

(Bullet) a Permitted Bid must remain open for 60 calendar days instead of 75 calendar days

Alcan's Shareholder Rights Plan was originally adopted on 14 December 1989.

Alcan is a multinational, market-driven, low-cost producer of aluminum products. With operations and sales offices in over 30 countries, Alcan is one of the most international aluminum companies in the world. It is a leading producer of primary metal and a global producer and marketer of rolled aluminum products.


                                     - 30 -



-------------------------------------------------------------------www.alcan.com
Alcan Aluminium Limited                Media contact: Alain Bergeron
1188 Sherbrooke Street West            Tel.: 1 (514) 848-8232
Montreal, Quebec H3A 3G2               Investor contact: Alan G. Brown
Canada                                 Tel.: 1 (514) 848-8368


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALCAN ALUMINIUM LIMITED


                                    By  /s/ Roy Millington
                                        ------------------------
                                        Roy Millington
                                        Assistant Secretary



Date: April 22, 1999


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